SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                     September 17, 2004 (September 15, 2004)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-10360                  52-1622022
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 8.01.  Other Events.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. announcing the presentation of a corporate update to analysts and investors on September 14, 2004. The above referenced press release is incorporated by reference herein.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99 - Press Release dated September 15, 2004.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CRIIMI MAE Inc.



Dated: September 17, 2004                          By:/s/Mark A. Libera
                                                       -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       Acting General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99   Press Release dated September 15, 2004

*    Filed herewith.